UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 19, 2014

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House 100 Pitts Bay Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 295-7195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 19, 2014, James P. Slattery resigned as a director of the Company due to personal health reasons. Mr. Slattery’s decision to resign did not involve any disagreement with the Company, the Company’s management or the Board of Directors.

The Board has not made any determination at this time regarding nominating a replacement for Mr. Slattery on the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

By:	/s/ Allan C. Decleir
Allan C. Decleir
Executive Vice President and Chief Financial Officer

Date: June 19, 2014

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